UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 28, 2004

CARE CONCEPTS I, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20958	86-0519152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 E. McNab Road, Pompano Beach, Florida 33060

(Address of Principal Executive Office) (Zip Code)

(954) 786-2510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

Regulation FD Disclosure.

On September 28, 2004 the Company announced that it has entered into an agreement with GMI Investment Partners and PET Capital Partners, LLC and its affiliates to acquire a minority interest in the reorganized General Media, Inc. General Media is the publisher of Penthouse, an adult content magazine. The acquisition is subject to final approval of the bankruptcy court. General Media is expected to emerge from bankruptcy protection in early October 2004.

Additional information relating to the agreement is set forth in a Company press release dated September 28, 2004. The press release is attached as an exhibit hereto.

ITEM 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit	Description

99.1	Press Release dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Care Concepts I, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARE CONCEPTS I, INC.

Date: September 30, 2004	By:	/s/ STEVE MARKLEY
Steve Markley Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated September 28, 2004.